UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road, 7th Floor, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The NASDAQ Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, the Board of Directors (the “Board”) of Radius Health, Inc. (the “Company”) increased the size of the Board to ten members and elected Jennifer A. Jarrett as a Class I director and Susan Vissers Lisa as a Class III director of the Board, effective as of May 18, 2022 to fill the vacancies on the Board resulting from the increase in the number of directors constituting the Board. Ms. Jarrett will serve as a Class I director until her term expires at the annual meeting of stockholders to be held in 2024 and until her successor is duly elected, qualified, or until her earlier death, resignation or removal. Ms. Lisa will serve as a Class III director until her term expires at the annual meeting of stockholders to be held in 2023 and until her successor is duly elected, qualified, or until her earlier death, resignation or removal.

Ms. Jarrett and Ms. Lisa will participate in the Company’s standard compensation program for non-employee directors, pursuant to which each will receive an annual retainer of $50,000. Additionally, upon the effective date of their election to the Board, each was granted an initial award of an option to purchase 30,000 shares of the Company’s common stock (the “Initial Awards”). The Initial Awards have an exercise price equal to the closing price per share of the Company’s common stock on the Nasdaq Global Market on the date of grant and will vest and become exercisable in substantially equal installments on each of the first four anniversaries of the date of grant, subject to continued service on the Board through each such vesting date. Each of Ms. Jarrett and Ms. Lisa will also enter into an indemnification agreement in substantially similar form as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2019 (File No. 001-35726) and is incorporated herein by reference.

There is no arrangement or understanding between either Ms. Jarrett or Ms. Lisa and any other person pursuant to which such individual was elected a director of the Company.  Other than as described above, there are no transactions involving either Ms. Jarrett or Ms. Lisa requiring disclosure under Item 404(a) of Regulation S-K of the SEC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 18, 2022, the Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access and to remove supermajority voting requirements, replacing that voting standard with majority voting.

The amendments add a new Section 2.18 to the Bylaws, which, subsequent to the Company’s 2022 annual meeting of stockholders, will permit a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of the issued and outstanding common stock of the Company continuously for the preceding three years to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or 20 percent of the Board, provided that the stockholders and nominees satisfy the requirements specified in the Bylaws. The amendments also revise Article XI to replace the current requirement for at least two-thirds of the voting power of the outstanding shares of capital stock of the Company entitled to vote with a majority standard.

In addition to the amendments described above, the Board also adopted clarifying and conforming revisions to other sections of the Bylaws. The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 20, 2022, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Additional Information

Radius, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2022 Annual Meeting. The Company intends to file a proxy statement and BLUE proxy card with the SEC in connection with any such solicitation of proxies from stockholders.

STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock and other securities is included in their SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website (www.radiuspharm.com) in the section “Investors” or through the SEC’s website at www.sec.gov. Additional information about Radius’s directors and executive officers and their interests is set forth in Radius’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 24, 2022, as amended on May 2, 2022; Radius’s Quarterly Report on Form 10-Q for the fiscal period ended March 31, 2022, which was filed with the SEC on May 5, 2022; and in the Company’s other SEC filings, which can be found through the Company’s website (www.radiuspharm.com) in the section “Investors” or through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.radiuspharm.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws
99.1	Radius Health, Inc. Press Release dated May 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: May 20, 2022	By:	/s/ G. Kelly Martin
	Name:	G. Kelly Martin
	Title:	Chief Executive Officer

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